UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events.

On March 21, 2008, WellCare Health Plans, Inc. (the “Company”) filed an annual unaudited financial statement for the year ended December 31, 2007 (the “Illinois Health Annual Statement”) for its wholly-owned subsidiary, Harmony Health Plan of Illinois, Inc., which was required to be filed as of  March 1, 2008 with the Illinois Department of Insurance.

As previously disclosed, on October 24, 2007, several government agencies, under the supervision of the United States Attorney’s Office for the Middle District of  Florida executed a search warrant and served subpoenas on the Company and various related entities.  The Board of Directors of the Company subsequently formed a special committee of independent directors to conduct an independent investigation.  Because to date, neither the Company, nor any of its subsidiaries, has been advised by these agencies as to the full scope of the investigations, the Illinois Health Annual Statement isnecessarily subject to revision based upon the outcome of these investigations.

In preparing the Illinois Health Annual Statement, the Company has considered information about the ongoing investigations known to the Company as of the date hereof.  However, as noted, the information contained in the Illinois Health Annual Statement may be subject to adjustment based on the outcome of the pending investigations or as new information becomes available.  The Illinois Health Annual Statement has been prepared in accordance with the requirements of Illinois law and has not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  Additionally, the  Illinois Health Annual Statement should not be considered as representative or indicative of the Company’s results of operations or financial condition on a consolidated GAAP basis. As previously announced, until the independent investigation conducted by the special committee is complete, the Company, in addition to having been unable to file its Form 10-Q for the quarter ended  September 30, 2007, will not be in a position to file its Form 10-K  for the year ended  December 31, 2007 by the required filing date or on or before the fifteenth calendar day following the required filing date as prescribed in Rule 12b-25.

A copy of the Illinois Health Annual Statement can be accessed at the Company’s website at www.wellcare.com/investor relations/financial reports/statutory filings. (http://ir.wellcare.com/phoenix.zhtml?c=176521&p=irol-statfiling)

Cautionary Note Regarding Forward-looking Statements:

               This Current Report on Form 8-K and the Illinois Health Annual Statement referenced herein may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s assessment of future events and financial performance as of the date hereof and are subject to risks.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, the possibility that specified financial datacontained in the Illinois Health Annual Statement may be adjusted based on the outcome of the previously disclosed investigations of the Company by certain federal and state agencies, regulatory bodies and organizations, as well as other governmental and private party proceedings.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph. Additional information concerning these and other important risks and uncertainties are detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. Readers are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  The Company assumes no obligation to update any such forward-looking statements and expressly disclaims any duty to update the information referred to in this filing except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer